                                                                   Exhibit 10.10


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                                WARRANT AGREEMENT

                  To Purchase Shares of the Preferred Stock of

                                 ACUSPHERE, INC.

              Dated as of February 26, 1998 (the "Effective Date")

     WHEREAS, Acusphere, Inc., a Delaware corporation (the "Company") has entered into a Master Lease Agreement dated as of May 1, 1995, Equipment Schedules No. VL-6 and No. VL-7 dated February 25, 1998, and related Schedules (the "Leases") with Comdisco, Inc., a Delaware corporation (the
"Warrantholder"); and

     WHEREAS, the Company desires to grant to Warrantholder, in consideration for such Leases, the right to purchase shares of its Preferred Stock;

     NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Leases and in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.   GRANT OF THE RIGHT TO PURCHASE PREFERRED STOCK.

     The Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe to and purchase, from the Company, 17,500 fully paid and non-assessable shares of the Company's Series D Convertible Preferred Stock ("Preferred Stock") at a purchase price of $3.00 per share (the "Exercise Price"). The number and purchase price of such shares are subject to adjustment as provided in Section 8 hereof.

2.   TERM OF THE WARRANT AGREEMENT.

     Except as otherwise provided for herein, the term of this Warrant Agreement and the right to purchase Preferred Stock as granted herein shall commence on the Effective Date and shall be exercisable for a period of ten (10) years.

3.   EXERCISE OF THE PURCHASE RIGHTS.

     The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, prior to the expiration of the term set forth in Section 2 above, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one
(21) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Preferred Stock purchased and shall execute the Notice of Exercise indicating the number of shares which remain subject to future purchases, if any.

     The Exercise Price may be paid at the Warrantholder's election either (i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company will issue Preferred Stock in accordance with the following formula:

          X = Y (A-B)
              -------
                 A

Where: X = the number of shares of Preferred Stock to be issued to the
           Warrantholder.

           Y = the number of shares of Preferred Stock requested to be exercised under this Warrant Agreement.

           A = the fair market value of one (1) share of Common Stock.

           B = the Exercise Price.

     As used herein, current fair market value of Common Stock shall mean with respect to each share of Common Stock:

     (i) if the exercise is in connection with an initial public offering, and if the Company's Registration Statement relating to such public offering has been declared effective by the SEC, then the initial "Price to Public" specified in the final prospectus with respect to the offering;

     (ii) if this Warrant is exercised after, and not in connection with the Company's initial public offering, and:

          (a) if traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices over a twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined; or

          (b) if actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined;

     (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Common Stock shall be deemed to be the value received by the holders of the Company's Preferred Stock on a common equivalent basis pursuant to such merger or acquisition.

     Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.   RESERVATION OF SHARES.

     (a) Authorization and Reservation of Shares. During the term of this Warrant Agreement, the Company will at all times have authorized and reserved a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights to purchase Preferred Stock as provided for herein.

     (b) Registration or Listing. If any shares of Preferred Stock required to be reserved hereunder require registration with or approval of any governmental authority under any Federal or State law (other than any registration under the 1933 Act, as then in effect, or any similar Federal statute then enforced, or any state securities law, required by reason of any transfer involved in such conversion), or listing on any domestic securities exchange, before such shares may be issued upon conversion, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered, listed or approved for listing on such domestic securities exchange, as the case may be.

5.   NO FRACTIONAL SHARES OR SCRIP.

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price, then in effect.

6.   NO RIGHTS AS SHAREHOLDER.

     This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant.

7.   WARRANTHOLDER REGISTRY.

     The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.   ADJUSTMENT RIGHTS.

     The purchase price per share and the number of shares of Preferred Stock purchasable hereunder are subject to adjustment, as follows:

     (a) Merger and Sale of Assets. If at any time there shall be a capital reorganization of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person (hereinafter referred to as a "Merger Event"), then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of preferred stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Warrantholder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of the Warrantholder after the Merger Event to the end that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and number of shares of Preferred Stock purchasable) shall be applicable to the greatest extent possible.

     (b) Reclassification of Shares; Preferred Stock Conversion. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change. If at any time all of the outstanding shares of Preferred Stock have been converted to shares of the Company's Common Stock, then, from and after the date of such conversion, this Warrant Agreement shall no longer be exercisable for Preferred Stock, but shall represent the right to acquire that number of shares of Common Stock as shall be equal to the number of shares issuable upon conversion of the Preferred Stock which would have been issued on exercise of this Warrant Agreement had such exercise occurred immediately prior to such conversion.

     (c) Subdivision or Combination of Shares. If the Company at any time shall combine or subdivide its Preferred Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

     (d) Stock Dividends. If the Company at any time shall pay a dividend payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of the Company's stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of all shares of the Company's stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company's stock outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Preferred Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Preferred Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     (e) Antidilution Rights. Additional antidilution rights applicable to the Preferred Stock purchasable hereunder are as set forth in the Company's Certificate of Incorporation, as amended through the Effective Date, a true and complete copy of which is attached hereto as Exhibit __ (the "Charter"). The Company shall promptly provide the Warrantholder with any restatement, amendment, modification or waiver of the Charter. The Company shall provide Warrantholder with prior written notice of any issuance of its stock or other equity security to occur after the Effective Date of this Warrant, which notice shall include (a) the price at which such stock or security is to be sold, (b) the number of shares to be issued, and (c) such other information as necessary for Warrantholder to determine if a dilutive event has occurred.

     (f) Notice of Adjustments. If: (i) the Company shall declare any dividend or distribution upon its stock, whether in cash, property, stock or other securities; (ii) the Company shall offer for subscription prorata to the holders of any class of its Preferred or other convertible stock any additional shares of stock of any class or other rights; (iii) there shall be any Merger Event; or
(iv) there shall be any voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to the Warrantholder: (A) at least ten (10) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the holders of Preferred Stock shall be entitled thereto) or for determining rights to vote in respect of such Merger Event, dissolution, liquidation or winding up; and (B) in the case of any such Merger Event, dissolution, liquidation or winding up, at least ten (10) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Preferred stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding up). In the case of a public offering, the Company shall give Warrantholder notice of filing of a registration statement with the SEC promptly after such filing, but in no event later than three (3) business days after such filing.

     Each such written notice shall set forth, in reasonable detail, (i) the event requiring the adjustment, (ii) the amount of the adjustment, (iii) the method by which such adjustment was calculated, (iv) the Exercise Price, and (v) the number of shares subject to purchase hereunder after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, addressed to the Warrantholder, at the address as shown on the books of the Company.

     (g) Timely Notice. Failure to timely provide such notice required by subsection (g) above shall entitle Warrantholder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Warrantholder. The notice period shall begin on the date Warrantholder actually receives a written notice containing all the information specified above.

9.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

     (a) Reservation of Preferred Stock. The Preferred Stock issuable upon exercise of the Warrantholder's rights has been duly and validly reserved and, when issued in accordance with the provisions of this Warrant Agreement, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Preferred Stock issuable pursuant to this Warrant Agreement may be subject to restrictions on transfer under state and/or Federal securities laws. The Company has made available to the Warrantholder true, correct and complete copies of its Charter and Bylaws, as amended, and minutes of all Board of Directors (including all committees of the Board of Directors, if any). The issuance of certificates for shares of Preferred Stock upon exercise of the Warrant Agreement shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

     (b) DUE AUTHORITY. The execution and delivery by the Company of this Warrant Agreement and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the right to acquire the shares of Preferred Stock, have been duly authorized by all necessary corporate action on the part of the Company, and the Leases and this Warrant Agreement are not inconsistent with the Company's Charter or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound (except for any such provision or default as shall have been waived prior to the execution hereof), and the Leases and this warrant Agreement constitute legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms.

     (c) CONSENTS AND APPROVALS. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant Agreement, except for the filing of notices pursuant to Regulation D under the 1933 Act and applicable state securities law, which filings will be effective by the time required thereby.

     (d) ISSUED SECURITIES. All issued and outstanding shares of Common Stock, Preferred Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of Common Stock, Preferred Stock and any other securities were issued in full compliance with all Federal and state securities laws. In addition:

     (i) The authorized capital of the Company consists of (A) 15,078,208 shares of Common Stock, of which 2,455,142 shares are issued and outstanding, and (B) 10,517,558 shares of preferred stock, of which 816,169 shares are designated Series A Convertible Preferred Stock, all of which are issued and outstanding and are convertible into 816,169 shares of Common Stock; and 2,315,625 shares are designated Series B Convertible Preferred Stock, of which 2,265,625 shares are issued and outstanding and are convertible into 2,265,625 shares of Common Stock; and 3,980,140 shares are designated Series C Convertible Preferred Stock, 3,913,551 of which are issued and outstanding and are convertible into 3,913,551 shares of Common Stock; and 3,425,124 shares are designated Series D Convertible Preferred Stock, 2,405,624 of which are issued and outstanding and are convertible into 3,405,624 shares of Common Stock.

     (ii) The Company has reserved 1,385,458 shares of Common Stock for issuance under its 1994 Stock Option Plan, under which 1,077,353 shares or options to shares have been granted, at an average price of $.18 per share. Except for this Warrant Agreement and the Warrant Agreements dated as of May 1, 1995, August 5, 1996 and June 6, 1997 between Comdisco, Inc. and the Company, and except as set forth in this paragraph (d), there are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities of the Company.

     (e) INSURANCE. The Company has in full force and effect insurance policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

     (f) EXEMPT TRANSACTION. Subject to the accuracy of the Warrantholder's representations in Section 10 hereof, the issuance of the Preferred Stock upon exercise of this Warrant will constitute a transaction exempt from the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof and applicable state securities law.

     (g) COMPLIANCE WITH RULE 144. At the written request of the Warrantholder, who proposes to sell Preferred Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Warrantholder, within ten days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

10.  REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER.

     This Warrant Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder:

     (a) INVESTMENT PURPOSE. The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of the Warrantholder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

     (b) PRIVATE ISSUE. The Warrantholder understands (i) that the Preferred Stock issuable upon exercise of this warrant is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

     (c) COMPANY'S RIGHT OF FIRST REFUSAL. The Warrantholder hereby agrees with the Company as follows:

     (i) Exercise of Right: If the Warrantholder or the Warrantholder's legal representative (the "Transferor") desires to transfer all or any part of its rights to acquire Preferred Stock hereunder, the Preferred Stock issued upon exercise hereof or the Common Stock issuable upon conversion of the Preferred Stock (collectively, the "Securities") to any person other than the Company (an "Offeror"), the Transferor shall: (A) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (B) give written notice (the "Notice") to the Company setting forth the Warrantholder's desire to transfer such Securities, which Notice shall be accompanied by a photocopy of the offer and shall set forth at least the name and address of the Offeror and the price and terms of the bona fide offer. Upon receipt of the Notice, the Company shall have an assignable option to purchase any or all of such Securities (the "Company Option Securities") specified in the Notice, such option to be exercisable by giving, within thirty (30) days after receipt of the Notice, a written counter-

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notice to the Transferor. If the Company elects to purchase any or all of such
Company Option Securities, it shall be obligated to purchase, and the Warrantholder shall be obligated to sell to the Company, such Company Option Securities at the price and terms indicated in the Offer within thirty (30) days from the date of delivery by the Company of such counter-notice.

     (ii) Sale of Securities to Offeror: The Transferor may, for sixty (60) days after the expiration of the thirty (30) day period during which the Company may give the counter-notice, sell, pursuant to the terms of the offer, any or all of such Company Option Securities not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Transferor shall not sell such Company Option Securities to the Offeror if the Offeror is a competitor of the Company and the Company gives written notice to the Transferor, within thirty (30) days of its receipt of the Notice, stating that the Transferor shall not sell such Company Option Securities to such Offeror; and provided, further, that prior to the sale of such Company Option Securities to the Offeror, the Offeror shall execute an agreement with the Company pursuant to which the Offeror agrees to be subject to the restrictions set forth in this Agreement. If any or all of such Company Option Securities are not sold pursuant to an offer within the time permitted above, the unsold Company Option Securities shall remain subject to the terms of this Agreement.

     (iii) Failure to Deliver Company Option Securities: If the Transferor fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Securities to be sold to the Company or its assignee pursuant to this Agreement, the Company shall have the right to deposit the purchase price for such Company Option Securities in a special account with any bank or trust company in the Commonwealth of Massachusetts or State of Delaware, giving notice of such deposit to the Transferor, whereupon such Company Option Securities shall be deemed to have been purchased by the Company. All such monies shall be held by the bank or trust company for the benefit of the Transferor. All monies deposited with the bank or trust company remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Transferor shall thereafter look only to the Company for payment. The Company may place a legend on any stock certificate delivered to the Transferor reflecting the restrictions on transfer provided in this Agreement.

     (iv) Expiration of Company's Right of First Refusal: The first refusal rights of the Company set forth above shall remain in effect until such time, if ever, as a distribution to the public is made of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, or a successor statute, at which time the first refusal rights of the Company set forth herein will automatically expire.

     (d) DISPOSITION OF WARRANTHOLDER'S RIGHTS. In no event will the Warrantholder make a disposition of any of its rights to acquire Preferred Stock or Preferred Stock issuable upon exercise of such rights or Common Stock issuable upon conversion of such Preferred Stock unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Preferred Stock or Preferred Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Preferred Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of a share of Preferred Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Preferred Stock not bearing any restrictive legend.

     (e) FINANCIAL RISK. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

     (f) RISK OF NO REGISTRATION. The Warrantholder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to Section 15(d), of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this Warrant Agreement, or (ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of its rights of the Warrantholder to purchase Preferred Stock or Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

11. TRANSFERS. Subject to the terms and conditions contained in Section 10 hereof, this Warrant Agreement and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee, provided, however, in no event shall the number of transfers of the rights and interests in all of the Warrants exceed three (3) transfers. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit II (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

12.  MISCELLANEOUS.

     (a) EFFECTIVE DATE. The provisions of this Warrant Agreement shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Company.

     (b) ATTORNEYS' FEES. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

     (c) GOVERNING LAW. This Warrant Agreement shall be governed by and construed for all purposes under and in accordance with the laws of the Commonwealth of Massachusetts.

     (d) COUNTERPARTS. This Warrant Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (e) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, facsimile transmission (provided that the original is sent by personal delivery or mail as hereinafter set forth) or seven (7) days after deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at 6111 North River Road, Rosemont, Illinois 60018, attention: James Labe, Venture Leasing Director, cc: Legal Department, (and/or, if by facsimile, (708) 518-5465 and (ii) to the Company at 38 Sidney Street, Cambridge, Massachusetts 02139, (and/or if by facsimile, (617) 577-0233) or at such other address as any such party may subsequently designate by written notice to the other party.

     (f) REMEDIES. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

     (g) NO IMPAIRMENT OF RIGHTS. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

     (h) SURVIVAL. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement.

     (i) SEVERABILITY. In the event any one or more of the provisions of this Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

     (j) AMENDMENTS. Any provision of this Warrant Agreement may be amended by a written instrument signed by the Company and by the Warrantholder.

     (k) ADDITIONAL DOCUMENTS. The Company, upon execution of this Warrant Agreement, shall provide the Warrantholder with certified resolutions authorizing the execution, delivery and performance of this Warrant Agreement and the Leases referred to herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by its officers thereunto duly authorized as of the Effective Date.

                                        Company: ACUSPHERE, INC.


                                        By: /s/ Sherri C. Oberg
                                            ------------------------------------

                                        Title: President and CEO
                                               ---------------------------------

                                        Warrantholder: COMDISCO, INC.


                                        By: /s/ James P. Labe
                                            ------------------------------------

                                                JAMES P. LABE, PRESIDENT
                                        Title: COMDISCO VENTURES DIVISION
                                               ---------------------------------

                                    EXHIBIT I

                               NOTICE OF EXERCISE

To:_________________________________________

(1) The undersigned Warrantholder hereby elects to purchase ________ shares of the Preferred Stock of ____________________, pursuant to the terms of the Warrant Agreement dated the ______ day of _____________________, 19__ (the
     "Warrant Agreement") between __________________ and the Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(2) In exercising its rights to purchase the Preferred Stock of _____________________, the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 10 of the Warrant Agreement.

(3) Please issue a certificate or certificates representing said shares of Preferred Stock in the name of the undersigned or in such other name as is specified below.


--------------------------------------------
(Name)

--------------------------------------------
(Address)


Warrantholder:   COMDISCO, INC.


By:_________________________________________

Title:______________________________________

Date:_______________________________________

                           ACKNOWLEDGMENT OF EXERCISE


     The undersigned ____________________________, hereby acknowledge receipt of the "Notice of Exercise" from Comdisco, Inc., to purchase ________ shares of the Preferred Stock of _______________________, pursuant to the terms of the Warrant Agreement, and further acknowledges that ________ shares remain subject to purchase under the terms of the Warrant Agreement.

                                             Company:


                                             By:________________________________

                                             Title:_____________________________

                                             Date:______________________________

                                   EXHIBIT II

                                 TRANSFER NOTICE

     (To transfer or assign the foregoing Warrant Agreement execute this form and supply required information. Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, the foregoing Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to

________________________________________________________________________________
         (Please Print)

whose address is________________________________________________________________

________________________________________________________________________________

                    Dated_______________________________________________________

                    Holder's Signature__________________________________________

                    Holder's Address____________________________________________

                    ____________________________________________________________

Signature Guaranteed:___________________________________________________________

     NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant Agreement.


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